Exhibit 10.12

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Double asterisks denote omissions.

PACKAGING AND SUPPLY AGREEMENT

This Packaging and Supply Agreement (the “Agreement”) effective as of 30 August 2018 (the “Effective Date”), is entered into by and between Sharp Corporation, a corporation organized and existing under the laws of Pennsylvania having its principal office at 7451 Keebler Way, Allentown, Pennsylvania 18106 (“Sharp”) and Nabriva Therapeutics US, Inc., a Delaware corporation, having its principal office at 1000 Continental Drive, Suite 600, King of Prussia, Pennsylvania 19406 (“Manufacturer”).

WITNESSETH:

WHEREAS, Manufacturer desires to engage Sharp, to package the Product(s) (as defined below) and supply to Manufacturer the Packaged Products (as defined below); and

WHEREAS, Sharp desires to accept such engagement under the terms and conditions set forth in this Agreement

NOW, THEREFORE, in consideration of these premises and the covenants, agreements and stipulations hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.                                      Definitions.

1.1                               “Affiliates” shall mean, any entities or persons directly or indirectly controlling, controlled by, or under common control with a party, where “controlled,” “controlled by,” and “under common control with” means the direct or indirect ability or power to direct or cause the direction of management policies of such entity or otherwise direct the affairs of such entity or person, whether through ownership of voting securities, by contract or otherwise.

1.2                               “Applicable Law” shall mean the FDCA (as defined below) and all other laws, regulations, rules and guidelines promulgated by a Regulatory Authority, relating to the packaging of the Products and the storage of the Products, including, but not limited to, current Good Manufacturing Practices (“cGMP”) as specified in the United States Code of Federal Regulations, as amended from time to time.  For purposes of this Agreement, the parties acknowledge and agree that notwithstanding anything to the contrary herein contained, Sharp shall only be obligated to comply with the Applicable Laws of the United States and the Commonwealth of Pennsylvania that relate to the storage and packaging of the Product or Packaged Product and shall have no obligations to comply with any other Applicable Laws.

1.3                               “Brand Image” shall have the meaning set forth in Section 8.1.

1.4                               “Facilities” shall mean Sharp’s manufacturing facilities located at 23 Carland Road, Conshohocken, Pennsylvania 19428, and 7451 Keebler Way, Allentown, Pennsylvania

18106 and/or any other facility as may be designated by Sharp from time to time during the Term (as defined below) and approved by the Manufacturer for use.

1.5                               “FDA” shall mean the United States Food and Drug Administration, and any successor agency having substantially the same functions.

1.6                               “FDCA” shall mean the United States Federal Food, Drug and Cosmetic Act, 21 U.S.C. §§ 321 et seq., as amended from time to time.

1.7                               “Firm Order” shall mean a firm order as described in Section 4.2(b).

1.8                               “Forecast” shall have the meaning set forth in Section 4.2(a).

1.9                               “Manufacturer Carrier” shall mean a carrier engaged by Manufacturer to ship Packaged Products upon receipt of them from Sharp in accordance with Section 5.2.

1.10                        “Packaging Materials” shall mean the components and other materials utilized by Sharp in connection with the packaging of the Products, which shall either be supplied by Manufacturer or purchased by Sharp on Manufacturer’s behalf.

1.11                        “Packaged Product(s)” shall mean the Products in packaged form.

1.12                        “Price” shall mean the price to be paid by Manufacturer to Sharp for the Packaged Products and related services as set forth on Exhibit A, as may be adjusted in accordance with Section 5.1.

1.13                        “Products” shall mean the products described on Exhibit A to be manufactured by or on behalf of Manufacturer and shipped in bulk to Sharp for packaging.  Upon the parties’ mutual written consent, the parties may from time to time during the Term amend Exhibit A to remove, add or substitute Products.

1.14                        “Purchase Order” shall have the meaning set forth in Section 4.2(b).

1.15                        “Quality Agreement” shall have the meaning set forth in Section 6.1.

1.16                        “Regulatory Authority” shall mean any federal, state or local governmental regulatory authority in the United States involved in regulating any aspect of the development, market approval, sale, distribution or use of the Product, the Packaging Materials or the Packaged Product.  For purposes of this Agreement, the parties acknowledge and agree that notwithstanding anything to the contrary herein contained, Sharp shall only be subject to the authority of Regulatory Authorities of the United States and the Commonwealth of Pennsylvania that have proper jurisdiction over the storage and packaging of the Product or Packaged Product and shall have no obligations with respect to any other Regulatory Authorities.

1.17                        “Revised Purchase Order” shall have the meaning set forth in Section 4.2(b).

1.18                        “Specifications” shall mean the specifications, provided by Manufacturer to Sharp, to be followed by Sharp in connection with obtaining and using the Packaging Materials

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and the storage, labeling and packaging of the Products and the storage and supply of the Packaged Products.  The Specifications are attached hereto as Exhibit B.

1.19                        “Start-Up Activities” shall have the meaning set forth in Section 3.1.

1.20                        “Term,” “Initial Term” and “Subsequent Term” shall have the meanings set forth in Section 11.1.

1.21                        “Tooling” shall mean the tooling made for the packaging and labeling of the Products.

The definitions in this Article 1 shall apply equally to both the singular and plural forms of the terms defined.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  All references herein to Sections and Exhibits shall be deemed references to Sections of this Agreement and Exhibits to this Agreement unless the context shall otherwise require.

2.                                      Nature of Engagement

2.1                               Engagement.  Manufacturer hereby engages Sharp, and Sharp hereby accepts Manufacturer’s engagement, as Manufacturer’s service provider to store, package and label the Products and store and supply the Packaged Products in accordance with the Specifications and the terms and conditions of this Agreement.

2.2                               Independent Contractor.  Sharp shall be deemed an independent contractor with respect to the terms and provisions of this Agreement and shall not in any respect be deemed an agent or employee of Manufacturer.  All persons employed by Sharp in connection with the storage, labeling, packaging and supply of the Products and/or the Packaged Products, as applicable, to Manufacturer shall be employees or agents of Sharp.  Under no circumstances shall Sharp or any of its employees or agents be deemed to be employees or agents of Manufacturer.

3.                                      Start-Up Activities.

3.1                               Start-Up Activities.  As used in this Agreement, “Start-Up Activities” shall mean those activities that Manufacturer and Sharp agree are necessary to commence packaging of the Products.  Sharp shall complete the Start-Up Activities in accordance with the time schedule provided for in Exhibit A unless otherwise agreed to in writing by the parties.  Any protocols and reports prepared by Sharp in connection with the Start-Up Activities shall be subject to Manufacturer’s prior review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.  Sharp shall permit a representative of Manufacturer to observe and review the Start-Up Activities at the relevant Facilities during normal business hours and upon reasonable notice.  The validation reports produced in connection with the Start-Up Activities shall be deemed Confidential Information of Manufacturer subject to Article 12 of this Agreement.  The costs associated with the Start-Up Activities shall be as agreed upon by the parties and shall be borne by Manufacturer.

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3.2                               Purchase and Installation of Equipment, Molds and Tooling.  Sharp shall be responsible for installing at its Facilities any and all new equipment, molds and/or modifications to existing equipment and molds deemed necessary by Sharp for the packaging and labeling of the Products and for preparing the Packaged Products for shipment, and all costs and expenses associated therewith; provided, however, that Manufacturer shall be responsible for the costs and expenses associated with the development and manufacturing of the Tooling.  Sharp shall maintain and store the Tooling at the Facilities and Manufacturer shall retain all right, title and interest in and to the Tooling during and after the Term; provided, however that during the Term, Sharp shall use the Tooling only in connection with the packaging of Products for Manufacturer and shall not modify the Tooling without the consent of Manufacturer, such consent not to be unreasonably withheld, conditioned or delayed.

4.                                      Agreement to Supply; Forecasts; Purchase Orders.

4.1                               Generally.  During the Term, Sharp shall store, package and label the Products and store and supply to Manufacturer the Packaged Products, all in accordance with the Specifications and the terms of this Agreement, and Manufacturer shall pay for the Packaged Products in accordance with Article 5 of this Agreement.

4.2                               Forecasts and Purchase Orders.

(a)                                 Beginning on the Effective Date and thereafter on or prior to the [**] day preceding each calendar month of the Term, Manufacturer shall provide Sharp with a [**] month rolling forecast (each, a “Forecast”) of Manufacturer’s quantity and delivery date requirements for the Packaged Products.

(b)                                 The first [**] months of each Forecast shall constitute a firm order (“Firm Order”) and shall be binding upon Manufacturer (whether or not Sharp receives a Purchase Order in connection with such [**]month period).  For the purposes of ordering packaging materials and scheduling capacity, Manufacturer shall provide Sharp with purchase orders (each, a “Purchase Order”) in connection with each such [**] month Firm Order period for the Packaged Products to be supplied during that period.  Every Purchase Order shall specify the quantities and delivery dates for the Packaged Products for the applicable Firm Order period.  So long as the quantity and delivery date requirements set forth in the Purchase Orders during any [**] month Firm Order period are consistent with the applicable Firm Order, Sharp shall respond with an order acknowledgment within [**].   If the quantity and delivery date requirements set forth in the Purchase Orders are not consistent with the applicable Firm Order, or in the event that Manufacturer desires to subsequently amend a Purchase Order, then the parties shall cooperate in good faith to issue and substitute a mutually agreeable revised Purchase Order (a “Revised Purchase Order”) at least [**] prior to the scheduled start of the relevant production; provided, however that in the event a Revised Purchase Order is not agreed upon by the parties, Manufacturer shall be obligated to purchase all Packaged Products arising from the applicable Firm Order.

(c)                                  Nothing printed or written on any Purchase Order, Sharp order acknowledgement or on any other similar form or document shall modify or expand either party’s

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obligations under this Agreement, and any pre-printed terms and conditions contained in any such Purchase Order, order acknowledgement or other such form or document shall not apply.

4.3                               Production Requirements.  Subject to the terms of this Agreement, Sharp shall (a) devote the necessary production capacity to fulfill the quantity and delivery date requirements set forth in each confirmed Purchase Order, and (b) use commercially reasonable efforts to make available sufficient additional production capacity, subject to overtime charges set forth in Exhibit A, to support all Forecasts; provided, that the parties shall cooperate in good faith to reach a mutually agreeable accommodation with respect to Sharp’s available production capacity in the event that a Forecast is exceeded.

4.4                               Manufacturer’s Supply Obligations.  Sharp’s obligations to fulfill any Purchase Order are subject to Manufacturer’s obligation to provide Sharp with the following items within the following time periods:

(a)                                 At least [**] prior to Sharp’s commencement of the production of the Packaged Products, any text, graphics or other artwork to be printed by Sharp on the Packaging Materials, all of which shall be in conformity with all Applicable Laws;

(b)                                 At least [**] prior to Sharp’s commencement of the production of the Packaged Products, any Packaging Materials that are to be supplied by Manufacturer;

(c)                                  At least [**] prior to Sharp’s commencement of the production of the Packaged Products, the lot and expiry information for the Products; and

(d)                                 At least [**] prior to Sharp’s commencement of the production of the Packaged Products, the Products.

4.5                               Storage Facilities; Inventory.  Sharp agrees to provide adequate storage space for the Products and the Packaged Products.  Sharp will maintain adequate inventories of materials on hand or with suppliers to accommodate reasonable variations in packaging that may be required by Manufacturer hereunder. Sharp shall store and deliver Packaged Product to Manufacturer Carriers in accordance with the Specifications, and pursuant to the terms and conditions set forth in this Agreement, including, but not limited to, Sections 5.2 and 5.4 hereof.  Sharp shall charge Manufacturer for storage in accordance with its storage rates in effect from time to time, unless specifically provided for in Exhibit A.

4.6                               Packaged Product Samples.  Sharp shall provide Manufacturer with representative lot samples of Packaged Products promptly upon request.  Such Packaged Product samples shall be shipped to Manufacturer in accordance with the provisions set forth in Section 5.2.

5.                                      Price; Payment; Shipping Instructions.

5.1                               Determination of Prices.

(a)                                 The Price to be paid to Sharp by Manufacturer for the supply of the Packaged Products shall be as set forth on Exhibit A.   The Price will not be increased during the first calendar year of the Term.  Thereafter, the Parties will review the Price on an annual basis.

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Sharp shall submit to Manufacturer revised pricing, reflecting increases or decreases in labor or Packaging Material costs for the upcoming year at least [**] prior to the date on which such increase or decrease shall become effective.  Manufacturer and Sharp shall execute an amended Exhibit A to this Agreement to reflect the adjustment to the Price. The foregoing notwithstanding, Sharp may adjust the Prices set forth on Exhibit A at any time during the Term, in accordance with the following:

(i)                                     Sharp shall be entitled to increase the Price for labor charges and any other costs incurred by Sharp as a result of any Revised Purchase Order, whether it relates to quantities expressed or delivery date requirements; and

(ii)       In the event that a Forecast projects a material decrease from the anticipated volumes set forth in the initial Forecast attached hereto as Exhibit C or any other Forecast preceding a material decrease from anticipated volumes, the parties shall renegotiate in good faith the Price that shall apply to the new volume levels; and

(iii)      In the event that the Packaging Materials cost increases, Sharp shall be entitled to increase the Price for the actual documented increase in such costs.

(b)                              Prior to the commencement of any Subsequent Term, the parties shall negotiate in good faith the Price that shall apply to such Subsequent Term.  The parties shall take into account in any such negotiations Sharp’s production rates and costs of production as of the end of the then current Term.

(c)                                  The Prices set forth on Exhibit A do not include sales, use, consumption, ad valorem, VAT or excise taxes of any taxing authority.  The amount of such taxes, if any, will be added to the Price of the Packaged Products in effect at the time of shipment thereof and shall be reflected in the invoices submitted to Manufacturer by Sharp pursuant to Section 5.3.  Manufacturer shall pay the amount of such taxes to Sharp in accordance with the payment provisions relating to shipments of Packaged Products set forth in Section 5.3.

5.2                               Shipping.  Manufacturer shall arrange for the shipment of any Manufacturer supplied product and components to Sharp with Manufacturer approved carriers.  Manufacturer shall arrange for the shipment of the Packaged Products with Manufacturer Carriers, all of which shipments shall be made ExWorks, Sharp’s loading docks at the Facilities (Incoterms 2010).    Manufacturer shall provide Sharp with a list of the Manufacturer Carriers and Sharp shall schedule freight pick up by a Manufacturer Carrier, load the Manufacturer Carrier’s trailer and complete any reasonably necessary documentation relating thereto.  Manufacturer shall pay outbound freight delivery costs. Manufacturer shall be responsible for investigating any incoming and outgoing in-transit product losses.  Sharp shall reasonably assist in the investigation upon request and where applicable, at Manufacturer’s expense.  Manufacturer is responsible for reporting unexplained in-transit losses to the appropriate federal, state, local and foreign authorities, including but not limited to all applicable Regulatory Authorities, the FDA and the Drug Enforcement Administration, as required by law, within [**] of the completion of any such investigation.  Manufacturer shall periodically audit its approved carriers and Manufacturer Carriers in accordance with Manufacturer’s policies.  As part of such audit(s), Manufacturer agrees to inquire whether its approved carriers and Manufacturer Carriers continually require

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their employees whose responsibilities include the known handling of prescription drugs to undergo criminal background checks, initial and random toxicology screening, and security training and that such approved carriers and Manufacturer Carriers ensure security via a verifiable security system.  In addition, Manufacturer shall use only those approved carriers and Manufacturer Carriers who have agreed to comply with all Applicable Laws and any other applicable federal, state and local laws and regulations.

5.3                               Invoices.  Sharp shall submit invoices to Manufacturer for all shipments of Packaged Products hereunder upon delivery of such Packaged Products to the Manufacturer Carrier at the Facilities (which invoices shall be directed by Sharp personnel to Manufacturer’s Accounts Payable Department, or to such other persons, departments or locations as Manufacturer may instruct in writing from time to time), and each invoice shall be payable within [**] of the date of such invoice.

5.4                               Risk of Loss.  Title to all Products, Packaged Products, all work in process to produce Packaged Products and/or any other property of Manufacturer (“Manufacturer’s Property”) shall at all times remain with Manufacturer.  Sharp shall not be liable for risk of loss to any Manufacturer’s Property, except in the case of negligence or willful misconduct by Sharp.  The foregoing notwithstanding, Sharp’s aggregate liability under this Agreement as it relates to Manufacturer’s Property shall not exceed Five Hundred Thousand Dollars ($500,000).

5.5                               Non-Conforming Packaged Products and Quantitative Defects.  Manufacturer shall have the right, within [**] following Sharp’s delivery of Packaged Products to the Manufacturer Carrier, to give Sharp written notice of rejection of the portion of such shipment of Packaged Products that fails to meet the Specifications, or which otherwise breaches Sharp’s covenants and obligations under this Agreement.  Sharp, at its sole cost and expense, shall provide Manufacturer with any missing quantities and/or replace as soon as commercially reasonable any packaging services for any non-conforming Packaged Products and Manufacturer, at its sole cost and expense, shall replace applicable Products, Packaging Materials and components for such non-conforming Packaged Products.  Any claim of a non-conforming shipment must be made in writing to Sharp within the [**] period set forth above or it shall be deemed to have been waived by Manufacturer.

6.                                      Quality Control; Access; Inspection; Samples.

6.1                               Quality Agreement.  The parties will enter into a quality agreement with respect to the quality assurance and packaging of Product by Sharp hereunder, which shall be attached hereto as Exhibit D (“Quality Agreement”). In the event there is any conflict relating to quality control procedures or cGMP-related activities between the terms and provisions of this Agreement and the Quality Agreement, the applicable terms and provisions of the Quality Agreement shall control and prevail; provided that, with respect to all other matters, the terms, provisions and conditions of this Agreement shall control and prevail.

6.2                               Modification of Specifications.  The Specifications may not be modified or changed without the mutual written agreement of the parties.

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6.3                               Storage Requirements.  Sharp shall use the Products and the Packaging Material on a first in, first out basis, unless otherwise instructed by Manufacturer in writing, and shall not use either the Products or the Packaging Material beyond the shelf life required under any Applicable Law.

6.4                               Notices Regarding Packaging Materials.  Sharp shall promptly contact Manufacturer, care of Manufacturer’s Quality Assurance Department (or such other persons or departments as Manufacturer may instruct), in the event that Sharp anticipates making changes to any Packaging Material or in the event Sharp considers any current Packaging Material to be nonconforming with the Specifications or Applicable Law.

6.5                               Quality Inspections.  Sharp shall perform certain in-coming, in-process and finished product inspections necessary to assure the quality of the Packaging Material and Packaged Products as provided for in Sharp’s standard procedures and any inspections required by Applicable Law of the United States or as otherwise required by the Specifications.  For purposes of this Agreement, inspections performed pursuant to Sharp’s standard procedures shall be considered routine and shall be performed at Sharp’s expense. Requests outside of the Sharp standard will be completed at cost and at Manufacturer’s expense.  All inspections and related results shall be performed, documented and summarized by Sharp in accordance with Sharp’s standard procedures, the Specifications and Applicable Law of the United States.  The parties hereto will negotiate in good faith any unanticipated burdens resulting from changes made to any Applicable Law after the Effective Date.

6.6                               Records.  For the period set forth in Section 6.10, Sharp shall maintain detailed records on Packaging Material usage and Packaged Product production, including lot numbers and shipping information relating to the Packaged Products, so that the Packaged Products can be traced in case of a recall.  Sharp’s Packaged Product records shall be sufficient such that Sharp shall be capable of responding to Packaged Product inquiries by Manufacturer within [**] hours following notification, including providing the lot numbers and the location within the Facilities of the Packaged Products in question.

6.7                               Recalls.  Manufacturer shall have sole responsibility for initiating and managing any recall or withdrawal of the Packaged Products, and shall bear all costs and expenses relating thereto.  Upon receiving from any Regulatory Authority having jurisdiction any direction to withdraw or recall any Packaged Product from the market, the receiving party shall promptly notify the other party.  At Manufacturer’s sole cost and expense, Sharp shall provide such assistance as Manufacturer may reasonably request in connection with any such withdrawal or recall.  Manufacturer shall provide copies of Field Alerts (initial and final), Recalls, Medical Assessments and/or follow-up reports to Sharp within [**].  Sharp shall have no liability with respect to any recall or withdrawal of Packaged Products except to the extent arising directly from Sharp’s negligence or willful misconduct, in which case Sharp’s liability shall be limited to One Million Dollars ($1,000,000) in the aggregate.

6.8                               Maintenance of Facilities.  In the event Sharp fails or anticipates it will fail to maintain the Facilities in accordance with the Specifications and all Applicable Laws of the United States, or in the event Sharp receives any notice from any Regulatory Authority of the United States with respect to its maintenance of the Facilities, and only if such maintenance or

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notice affects the Products, Sharp shall promptly notify Manufacturer, care of Manufacturer’s Quality Assurance Department (or such other persons or departments as Manufacturer may instruct), provide copies of such notice to Manufacturer and, if such Regulatory Authority notice relates specifically to the Packaged Products, provide a copy of Sharp’s response to such Regulatory Authority.

6.9                               Inspections and Audits.  Manufacturer shall have access at reasonable times and with reasonable frequency to Sharp’s Facilities where Products are located for the purpose of conducting inspections of, performing quality control audits with respect to, or witnessing, the processing, storage or transportation of Products, Packaged Products or Packaging Materials, and Manufacturer shall have access at reasonable times and with reasonable frequency to the results of any inspections relating to the Products that are performed by Sharp or at Sharp’s direction.  Sharp shall use its reasonable efforts to cause Sharp’s suppliers or agents to permit Manufacturer similar access to their respective facilities, data and records.  Such inspections, audits and visits shall be conducted by Manufacturer’s personnel upon reasonable notice and during normal business hours.

6.10                        Retention of Samples and Records.  Sharp shall retain and, upon request by Manufacturer at reasonable times and with reasonable frequency, make available to Manufacturer, (a) copies of the quality control records maintained in accordance with Section 6.6 and otherwise in relation to the Packaged Products, (b) copies of inspection results of all the inspections performed in relation to the Packaged Products, (c) records of each batch of Packaged Product and (d) samples of the Packaging Materials and Packaged Product, upon reasonable request.  All quality control and assurance records and samples will be maintained by Sharp for [**] following the Packaged Product expiration date or such longer time period as may be required by Applicable Law of the United States.

6.11                        Government Inspections, Seizures and Recalls.  If any Regulatory Authority makes an inspection at Sharp’s Facilities, seizes Products or Packaged Products or requests a recall of Packaged Products, Sharp shall promptly notify Manufacturer’s Quality Assurance Department (or such other persons or departments as Manufacturer may instruct), and Sharp shall take such actions as may be required under the Specifications or as may be reasonably requested in writing by Manufacturer; provided; however, that Sharp shall not be required to take any actions in contravention of any Applicable Law, to be determined in Sharp’s sole discretion.  Sharp shall promptly send duplicate reports relating to such inspections to Manufacturer care of Manufacturer’s Quality Assurance Department (or such other persons or departments as Manufacturer may instruct).

6.12                        Legal and Regulatory Filings and Requests.  Sharp and Manufacturer shall cooperate and be diligent in responding to all requests for information from, and in making all required filings, at Manufacturer’s expense, with any Regulatory Authority having jurisdiction to make such requests or require such filings.  Sharp shall, at Manufacturer’s expense, obtain and comply with all licenses, consents, permits and regulations which may from time to time be required by an appropriate Regulatory Authority of the United States with respect to the performance of its obligations hereunder.

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6.13                        Complaints.  In connection with any Packaged Product complaints reasonably relating to packaging services that are forwarded by Manufacturer to Sharp, Sharp shall conduct a commercially reasonable investigation of such complaint, at no additional cost to Manufacturer.

7.                                      Warranties; Limitation of Liability.

7.1                               General Warranties.  Sharp warrants that: (a) the Products shall be stored, processed, packaged and labeled in accordance with the Specifications and all Applicable Laws of the United States; (b) the Packaged Products furnished by Sharp to Manufacturer under this Agreement (i) shall be at the time of delivery to a Manufacturer Carrier of the quality specified in, and shall conform with, the Specifications for packaging and any Applicable Law of the United States, (ii) shall be stored and supplied in conformity with the Specifications and any Applicable Law of the United States and (iii) shall not contain any material provided by or on behalf of Sharp, which material has not been used or stored in accordance with the Specifications and any Applicable Law of the United States; (c) it will not introduce any materials not provided for in the Specifications that would cause the Packaged Products to be adulterated within the meaning of Section 501 of the FDCA; and (d) the Packaged Products shall not be misbranded by Sharp within the meaning of the FDCA (except with respect to misbranding resulting from the Specifications or from Packaging Materials supplied by Manufacturer, for which Manufacturer shall bear responsibility).  Any claim by Manufacturer for breach of warranty that is not brought one year of delivery date of the applicable Packaged Product shall be deemed to have been waived by Manufacturer.

7.2                               Disclaimer; Limitation of Liability.  NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT TO THE CONTRARY THE WARRANTIES WITH RESPECT TO THE STORING, PACKAGING, LABELING AND DELIVERY OF THE PRODUCTS AND THE PACKAGED PRODUCTS STATED IN THIS ARTICLE 7 ARE IN LIEU OF ALL OTHER WARRANTIES OF SHARP, ORAL OR WRITTEN, EXPRESSED OR IMPLIED, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.  EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED FOR HEREIN, IN NO EVENT SHALL (I) SHARP’S LIABILITY HEREUNDER EXCEED THE FEES PAYABLE TO SHARP BY MANUFACTURER FOR SUCH SERVICES, EXCEPT WITH RESPECT TO SHARP’S INDEMNIFICATION OBLIGATIONS HEREUNDER AND DAMAGES RELATING TO SHARP’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR BREACH OF ITS CONFIDENTIALY OBLIGATIONS HEREUNDER: AND (II) SHARP HAVE ANY LIABILITY FOR ANY EXEMPLARY, PUNITIVE, INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON CONTRACT, TORT, STRICT LIABILITY OR ANY OTHER THEORY OR FORM OF ACTION IN CONNECTION WITH THE STORING, PROCESSING, PACKAGING, LABELING AND DELIVERY OF THE PRODUCTS OR THE PACKAGED PRODUCTS.  UNLESS BREACHED BY SHARP, THE COVENANTS OF SHARP SET FORTH IN SECTION 5.5 TO REPLACE NONCONFORMING PACKAGED PRODUCTS AND, IN SECTION 6.7 WITH RESPECT TO RECALLS, SHALL BE, AS APPLICABLE, MANUFACTURER’S EXCLUSIVE REMEDIES FOR NONCONFORMING PACKAGED PRODUCTS.

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8.                                      Intellectual Property Rights.

8.1                               Intellectual Property Rights of Manufacturer; Grant of License.  Except as specifically set forth in Section 8.2, all right, title and interest in and to any trademarks, trade names, slogans, logos, copyrights, trade dress, know-how and goodwill associated with the Products and the Packaged Products (“Brand Image”) and all rights to any improvements or modifications to the Brand Image (including any developed or suggested by Sharp) are and shall remain owned solely by Manufacturer.  Manufacturer hereby grants to Sharp a non-exclusive, worldwide, royalty-free and paid-up license to use the Brand Image as may be necessary for Sharp’s fulfillment of its services in accordance with this Agreement (including in accordance with the Specifications) during the Term.  Except as set forth in the immediately preceding sentence, Sharp shall have no other rights to use the Brand Image.

8.2                               Ownership of Other Property.  All right, title and interest in and to (a) the Tooling (subject to the usage limitations set forth in Section 3.2), (b) any and all dies, molds, printing plates and other equipment or supplies, and any and all intellectual property, know-how, methods or processes, in each case, including without limitation any and all related to serialization, used by Sharp in connection with processing, labeling and packaging of the Products, and (c) any and all modifications or improvements to any of the foregoing (including any developed or suggested by Manufacturer), are and shall remain owned solely by Sharp.  Nothing in this Agreement shall be construed to grant to Manufacturer any right to any trademark, trade name, copyright, patent or other proprietary technology or know-how owned by Sharp.

9.                                      Indemnification.

9.1                               Sharp’s Indemnification of Manufacturer.  Sharp shall defend, indemnify and hold Manufacturer and its officers, directors and employees (each, a “Manufacturer Indemnified Party”) harmless from and against any and all losses, liabilities, damages, claims for damages, suits, recoveries, judgments or executions resulting from a third party claim (including reasonable attorneys’ fees and expenses) (collectively, “Damages”) that may be incurred by any Manufacturer Indemnified Party arising out of or on account of:  (a) any grossly negligent or reckless act or omission on the part of Sharp or its officers, directors, employees or agents in connection with the storage, labeling or packaging of the Products or the Packaged Products pursuant to this Agreement; or (b) any breach by Sharp of any of its covenants, agreements, representations and/or warranties set forth herein.

9.2                               Manufacturer’s Indemnification of Sharp.  Manufacturer shall defend, indemnify and hold Sharp and its Affiliates and the officers, directors and employees thereof (each, a “Sharp Indemnified Party”) harmless from and against any and all Damages that may be incurred by any Sharp Indemnified Party arising out of or on account of:  (a) the possession, sale, use or consumption of the Products or Packaged Products or any other product of Manufacturer; (b) Manufacturer’s supply of Products to Sharp under this Agreement; (c) any breach by Manufacturer of any of its covenants, agreements, representations and/or warranties set forth herein; (d) any grossly negligent or reckless act or omission on the part of Manufacturer in connection with its performance pursuant to this Agreement; or (e) any claim that the Brand Image, the Products, the Packaged Products or any other product of Manufacturer infringes the proprietary rights of another person or entity.

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9.3                               Indemnification Procedure.  Any party seeking indemnification in accordance with this Article 9 (the “Indemnified Party”) shall notify in writing the other party from whom such indemnification is sought (the “Indemnifying Party”) of any third party claim made against the Indemnified Party, specifying the basis given by such third party of such claim. The Indemnified Party shall thereupon give the Indemnifying Party reasonable access to the books, records and assets of the Indemnified Party which evidence, support or directly relate to such claim.  The Indemnifying Party shall have the right, upon giving written notice to the Indemnified Party within [**] after the receipt of any such notice of claim, to undertake the defense of or, with the consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), to settle or compromise such claim.  The failure of the Indemnifying Party to give such notice and to undertake the defense of or to settle or compromise such a claim shall constitute a waiver of the Indemnifying Party’s rights under this Section 9.3 and shall preclude the Indemnifying Party from disputing the manner in which the Indemnified Party may conduct the defense of such claim; provided however, that the Indemnified Party shall not settle or compromise such claim without the prior written approval of the Indemnifying Party (which approval shall not be unreasonably withheld, conditioned or delayed).  The election by the Indemnifying Party, pursuant to this Section 9.3 to undertake the defense of a third-party claim shall not preclude the party against which such claim has been made also from participating or continuing to participate in such defense, so long as such party bears its own legal fees and expenses for so doing.

9.4                               Survival.  The indemnification obligations set forth in this Article 9 shall survive the expiration or termination of this Agreement.

10.                               Insurance.

Sharp shall acquire and maintain at its sole cost and expense: (a) Statutory Worker’s Compensation Insurance and Employer’s Liability Insurance; (b) coverage of not less than [**] dollars ($[**]) for physical loss or damage to materials including Products and Packaged Products while at the Facilities or under its control; and (c) products liability, bodily injury and property damage insurance with a combined single limit of not less than [**] dollars ($[**]).

11.                               Term; Termination.

11.1                        Initial Term; Term.  The initial term of this Agreement shall begin on the Effective Date and shall terminate on December 31, 2023 (the “Initial Term”).  This Agreement will be automatically extended for additional one-year periods (such additional periods are each a “Subsequent Term,” and collectively with the Initial Term, the “Term”) provided that the parties have by mutual written agreement amended Exhibit A to reflect the new Price for the applicable Subsequent Term not later than ninety (90) days prior to the end of the Initial Term or any Subsequent Term.  The Term shall end upon the expiration of this Agreement or its earlier termination as set forth in Section 11.2.

11.2                        Termination.  This Agreement may be terminated upon the occurrence of any of the following:

12

(a)                                 The parties may terminate this Agreement by mutual written consent at any time;

(b)                                 Either party may terminate this Agreement by giving [**] written notice to the other party in the event the other party has breached any representation, warranty or obligation contained in this Agreement and/or has defaulted in the performance of any of its duties or obligations hereunder in any material respect and such breach or default has not been remedied within [**] after written notice of the breach or default has been received;

(c)                                  Either party may terminate this Agreement if a voluntary petition in bankruptcy should be filed by the other party under the United States Bankruptcy Code, if an involuntary petition under the United States Bankruptcy Code should be filed against the other party, or if a receiver should be appointed for the other party or its property;

(d)                                 Either party may terminate this Agreement pursuant to Section 13.2.

11.3                        Effect of Expiration or Termination.

(a)                                 The expiration or termination of this Agreement shall not release either party from any of its obligations accrued prior to the effective date of termination, and each party shall remain responsible for the performance of its respective obligations and agreements which are expressly stated to be obligations which survive the termination of this Agreement.  Furthermore, the rights to terminate provided for hereinabove are in addition to any other right, remedy, or election either party may have hereunder or at law or in equity.

(b)                                 Within [**] of the effective date of the expiration or termination of this Agreement for any reason, Manufacturer shall purchase any Packaging Materials that Sharp has purchased exclusively for Manufacturer for Firm Orders in accordance with this Agreement for the production of the Packaged Products.

(c)                                  Upon the effective date of expiration or termination of this Agreement, Sharp shall immediately deliver to Manufacturer or its designee all Products, and all text, graphics and other artwork and Packaging Materials purchased or provided by Manufacturer.  Sharp shall also deliver to Manufacturer or its designee all Packaged Products produced hereunder, and shall invoice Manufacturer therefor in accordance with the terms of Section 5.3.

12.                               Confidentiality.

(a)                                 Confidentiality.   Sharp and Manufacturer agree to keep secret and confidential any and all proprietary and non-public information of the other party (“Confidential Information”) disclosed by the other party hereunder or through any prior disclosure and not to disclose such Confidential Information to any person or entity, except: (i) to Affiliates; provided that such Affiliates are made aware of the confidential nature of the Confidential Information and agree to comply with the terms of this Agreement; (ii) to employees and authorized representatives of each party having a need to know the information in order to fulfill such party’s obligations hereunder; or (iii) as required by an applicable Regulatory Authority.  The parties shall use the Confidential Information solely for the purpose of carrying out the obligations

13

contained in the Agreement.  The obligations imposed by this Section shall not apply to any Confidential Information:

(i)                                  that, at the time of disclosure, is in the public domain;

(ii)                               that, after disclosure, becomes part of the public domain by publication or otherwise, through no fault of the recipient;

(iii)                            that, at the time of disclosure, is already in the recipient’s possession, except through prior disclosure by the disclosing party, and such possession can be properly documented by the recipient in its written records, and was not made available to the recipient by any person or party owing an obligation of confidentiality to the disclosing party;

(iv)                              that is rightfully made available to the recipient from sources independent of the disclosing party;

(v)                                 that is required to be disclosed in the course of litigation or other legal or administrative proceedings; provided that in all such cases the party receiving the Confidential Information shall, to the extent permitted, give the other party prompt notice of the pending disclosure and shall cooperate in such other party’s attempts, at such other party’s sole expense, to seek an order maintaining the confidentiality of the Confidential Information; or

(vi)                              that is required to be disclosed by Applicable Laws; provided that in all[**]such cases the party receiving the Confidential Information shall, to the extent permitted, give the other party prompt notice of the pending disclosure and shall cooperate in such other party’s attempts, at such other party’s sole expense, to seek an order maintaining the confidentiality of the Confidential Information.

(b)  Survival.  The obligation of confidentiality and nonuse set forth in this Article 12 shall survive for a period of [**] beyond the termination or expiration of this Agreement.

(c)  Ownership of Confidential Information.  Confidential Information shall remain the exclusive property of the disclosing party. In no event shall any of either party’s Confidential Information, technology, know-how, intellectual property (or rights thereto) become the property of the other party.

(d)  Sharp Consent. Manufacturer shall not release to any third party any non-public information with respect to the terms of this Agreement without the prior written consent of Sharp.

14

13.                               Miscellaneous.

13.1                        Authority to Enter Into Agreement.  Each party represents and warrants that it is authorized to enter into this Agreement and that in so doing it is not in violation of the terms and conditions of any contract or other agreement to which it may be a party.

13.2                        Force Majeure.  Performance under this Agreement (other than performance of payment obligations) shall be excused to the extent prevented or delayed by any event or circumstance, which is beyond the reasonable control of the party whose performance is to be excused hereunder, including but not limited to fire, flood, explosion, unavoidable breakdown of machinery, widespread product tampering by third parties, governmental acts or regulations, war, labor difficulties, shortages or unavailability of materials, or any act of God.  The party affected shall promptly notify in writing the non-affected party of the event of force majeure and the probable duration of the delay.  Any delay caused by an event of force majeure shall toll the Term, which shall be extended by the length thereof.  In the event a force majeure prevents performance by one party for more than six (6) months, either party may terminate this Agreement.

13.3                        Public Announcements.  The parties agree to determine jointly the contents of any public announcement informing the public about the existence of this Agreement between the parties and, except as may be required by law or the rules of any national securities exchange, neither party shall issue or cause the issuance of any such public announcement without the express prior approval of an executive officer of each party.

13.4                        Amendments. Except to the extent otherwise provided in Section 5.1 of this Agreement with respect to amendments to Exhibit A, this Agreement may not be modified, amended or altered except pursuant to a written instrument signed by both parties.

13.5                        Governing Law.  This Agreement is made subject to the laws of the Commonwealth of Pennsylvania, without reference to principles of conflicts of laws.  Each party agrees that suit may be instituted at any federal court in the Eastern District of Pennsylvania or in state court in Lehigh County in the Commonwealth of Pennsylvania and each waives any objection which such party may now or hereafter have to the laying of the venue of any such action, suit or proceeding, and irrevocably submits to the jurisdiction of any such court.  Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against a party if given as provided in Section 13.7.  Nothing contained herein shall prevent or delay either party from seeking, in any court of competent jurisdiction in Pennsylvania, specific performance or other equitable remedies in the event of any breach or intended breach by the other party of any of its obligations hereunder.

13.6                        Assignment.  Neither party may, without the prior written consent of the other party, delegate, transfer, convey, assign or pledge any of its rights or obligations under this Agreement to any other person, firm or corporation; provided however, that such consent shall not be unreasonably withheld and provided further that either party need not obtain any consent in the event such party assigns this Agreement to an entity that succeeds to all or substantially all of such party’s business or assets.

13.7                        Notice.  Any and all notices permitted or required to be given hereunder will be deemed duly given:  (a) upon actual delivery, if delivery is by hand; (b) three (3) business days

15

after delivery into the United States Postal Service mail, if delivery is by postage paid registered or certified return receipt request mail; (c) one (1) business day after delivery to a nationally recognized overnight carrier, if delivery is made by overnight carrier guaranteeing next business day delivery; or (d) upon receipt of evidence of successful transmission, if delivery is by facsimile or e-mail.  Each such notice shall be sent to the respective party at the address or facsimile number indicated below or at any other address as the respective party may designate by notice delivered pursuant hereto.

If to Manufacturer:

Nabriva Therapeutics US, Inc.

1000 Continental Drive, Suite 600

King of Prussia, Pennsylvania 19406

Attention: General Counsel

E-mail: [**]

Telecopier Number: [**]

If to Sharp:

SHARP CORPORATION

7451 Keebler Way

Allentown, Pennsylvania  18106

Attention: CFO

Telecopier Number: [**]

With a copy to:  Legal Department (at the same address)

13.8                        Compliance with Laws.  In the performance of this Agreement, both parties agree to comply with all applicable federal, state or local laws, statutes, rules, regulations and ordinances, including any Applicable Laws, subject to any specific limitations set forth herein.

13.9                        Entire Agreement.  This Agreement, including all Exhibits attached hereto and made a part hereof, contains the entire understanding of the parties, superseding in all respects any and all prior oral or written agreements or understandings pertaining to the subject matter hereof, and except as otherwise specifically provided for herein, shall be amended or modified only by written agreement executed by the parties hereto.  Delivery by reliable electronic means, including facsimile or email, shall be an effective method of delivering the executed Agreement. This Agreement may be stored by electronic means and either an original or an electronically stored copy of this Agreement can be used for all purposes, including in any proceeding to enforce the rights and/or obligations of the parties to this Agreement.

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13.10                 Severability.  If and to the extent that any court of competent jurisdiction holds any provision or part of this Agreement to be invalid or unenforceable, such holding shall in no way affect the validity of the remainder of this Agreement.

13.11                 Waiver.  A waiver by either party of any of the terms and conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future.

13.12                 Headings.  Headings in this Agreement are included for ease of reference only and have no legal effect.

13.13                 Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

13.14                 Drafting.  This Agreement was negotiated at arm’s-length and entered into freely by the parties and upon the advice of their respective counsel.  All parties hereto are to be deemed the drafters of this Agreement.  No provision hereof shall be construed in favor of or against any party hereto based upon principles of contra proferentem or any other presumption as to inequality of bargaining power or otherwise.

[Remainder of page intentionally left blank]

17

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed in their respective names and on their behalf, as of the date first above written.

NABRIVA THERAPEUTICS US, INC.		SHARP CORPORATION

By:	/s/ Steven Gelone	By:	/s/ Jeffrey Benedict

Title:	President & COO	Title:	SVP Global Business Development

Date:	30 August 2018	Date:	Aug. 31, 2018

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EXHIBIT A

PRODUCTS / PRICES

All purchases by Manufacturer shall be made ExWorks, Sharp’s dock (Incoterms 2010).  Subject to the adjustments described in Section 5.1, and as offered on the attached quotations, the Prices are as follows:

Product	Price Per Unit		Lot Size		Yearly Volume
Citrate IV Solution 250 ml (6 ct)	$	[**] per unit	[**	]	[**	]
Citrate IV Solution 250 ml (6 ct)	$	[**] per unit	[**	]	[**	]
Citrate IV Solution 250 ml (6 ct)	$	[**] per unit	[**	]	[**	]

Product	Price Per Unit		Lot Size		Yearly Volume
Lefamulin 30 ct Bottle	$	[**] per unit	[**	]	[**	]
Lefamulin 30 ct Bottle	$	[**] per unit	[**	]	[**	]
Lefamulin 30 ct Bottle	$	[**] per unit	[**	]	[**	]

Product	Price Per Unit		Lot Size		Yearly Volume
Lefamulin 10 count Blister	$	[**] per unit	[**	]	[**	]
Lefamulin 10 count Blister	$	[**] per unit	[**	]	[**	]

Product	Price Per Unit		Lot Size		Yearly Volume
Lefamulin 15ml Vials in carton (6 ct)	$	[**] per unit	[**	]	[**	]
Lefamulin 15ml Vials in carton (6 ct)	$	[**] per unit	[**	]	[**	]
Lefamulin 15ml Vials in carton (6 ct)	$	[**] per unit	[**	]	[**	]

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ATTACHED QUOTATIONS

Product	Sharp Design	Price Per 1000

Bottle Project	Project #30136R1, 1/12/18	Refer to Quote

10 Count Blister	Project #30184R0, 1/17/18	Refer to Quote

Vial Labeling	Project #30545R0, 6/28/18	Refer to Quote

Citrate IV Solution	Project #30140R0, Rev. 2, 8/6/18	Refer to Quote

Sample Development	Version 3, 7/13/2018	Refer to Quote

Start-up Activities

Non-Product Quote Clarification	Revision 2, 7/12/18	Refer to Quote

Non-Product Costs	Amount		Qty		Total
[**]
[**]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]
[**]
[**]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]
[**]
[**]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]
[**]
[**]
[**]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]

GRAND TOTAL					$ [**	]

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Storage Fees

Storage fees are only applicable if Sharp stores bulk or finished goods for an extended period of time ([**] prior to packaging or [**] after packaging). If storage extends beyond this timing, the storage fee is $[**] per pallet/month or $[**] per pallet/month for Cold Chain.

Overtime Labor Charges

Overtime will be handled as a “one off” cost if needed and will be charged at Sharp’s standard rates and approved in advance by Manufacturer.

21

EXHIBIT B

SPECIFICATIONS

[To be provided by Manufacturer.]

Storage requirements and requirements for delivery of Packaged Products to Manufacturer Carriers: [TBD]

22

EXHIBIT C

INITIAL FORECAST

[To be provided by Manufacturer.]

23

EXHIBIT D

QUALITY AGREEMENT

[To be finalized within 60 days of Supply Agreement approval.]

24

Nabriva Bottle Project
Project #30136R1

To	Nabriva Therapeutics

Attn:	Bob Urban
From:	Jan LaPorta

Subject:	Lefamulin 30 ct Bottles
Quotation Ref.	Sharp Estimate Design Number - 30136R1

Date	1/12/18
Expiry date	90 Days from Sent Date

Site	Allentown, PA

Dear Bob,

Thank you for this opportunity to present our packaging proposal for your bottling needs.  This quotation has been prepared to meet all of your requirements, with full cGMP compliance, supported by Sharp’s professional commitment to service.

PROJECT DESCRIPTION SUMMARY

Customer to supply bright stock bottles and Sharp will label, apply insert, place in shipper and palletize the product.  Aggregate serialization from bottle to pallet will also be provided.

PRICELIST

Pricing is based the unit of sale (bottle).  See section below identifying what components are included in the price and supplied by Sharp.  A quotation for Design Work has been prepared and submitted for review/approval.

Product	Price Per Unit		Lot Size		Yearly Volume
Lefamulin 30 ct Bottle	$	[**] per unit	[**	]	[**	]
Lefamulin 30 ct Bottle	$	[**] per unit	[**	]	[**	]
Lefamulin 30 ct Bottle	$	[**] per unit	[**	]	[**	]

PRICING ASSUMPTIONS:

In the case that bulk specifications, primary/secondary packaging specifications or supplier prices differ from the costs included in our calculations, these prices may require re-calculations for that specific SKU.  In the event this occurs, a new pricelist will be provided for that SKU.

PACKAGING MATERIALS

Component	Specifications	Supplied By
Lefamulin 30 ct Bottles	Lefamulin 600mg	Customer
Bottle		Customer
Cap		Customer
Bottle Label	Quote Sharp Design Team	Sharp
Desiccant	NA
Cotton/Rayon	NA

Component	Specifications	Supplied By
Insert/ Literature	Quote Sharp Design Team	Sharp
Carton	NA
Tertiary	Shipper, Shipper Label, Heat Treated Pallet, Shrink Wrap	Sharp

OBSOLESCENCE TERMS

Purchase of Sharp supplied components will be done with a minimum of [**] months volume based upon the rolling [**] months forecast.  Destruction costs of remaining packaging materials and bulk products will be invoiced as soon as defined as obsolete items.

DETAILED PACKAGING PROCESS DESCRIPTION:

Load bright stock bottles to the line; label and place topsert on bottle; aggregate and load twelve bottles into a shipper; aggregate shippers onto a pallet.

Non Product Charges:

Item	$ Amount	Comment
Bottle Machine Tooling	$[**]	Labeler feed screw and Topserter change parts
Carton Die
Carton Prep & Plates for Printing
Literature Prep & Plates
Bottle label die / prep. plates
Lot Charge
Project Management	$[**] per month

Fee includes developing & maintaining project charter, project time line management, vendor(s) management, successful implementation of project, adhering to PMO governance, meeting management (Sharp, customer, vendor).

Packaging Design Services	See Separate Quote
Process Validation	$[**] Per executable document	Validation of batches billed for each executable document, based on discussions between Sharp and Customer’s QA teams.
Engineering Services
Weekend Overtime (If Needed)		$[**] per shift on Saturdays, $[**] per shift on Sundays
Bulk and Finished Goods Storage		Monthly charges to be applied for more than [**] before or after the packaging date.
Sample Reserve Program		[**] annual fee
Other QA Specific Fees

Item	$ Amount	Comment
(Retain Sample, Expedite Batch Record Review, etc.)

Serialization Implementation Fee (One Time)	$ Amount	Comment
Serialization Requirements Document (SRD) Approval	[**]	These charges apply only to the first item requiring serialization. All subsequent items will be charged a reduced fee and lumped together if similar process.
Serialization Master Data (SMO) Approval	[**]
Successful Completion of Unit Testing or Execution of 10Q Addendum	[**]
Process Validation (PV) Summary Report Approval	[**]
Total	[**]

Note: Upon receipt of executed SRD document and a complete scope of work, Sharp will commence planning of line availability and resources to support this activity.

Additional services in conjunction with serialized product(s).  Applies to all products and sites serialized by Sharp.

Serialization Implementation Fee (One Time)	$ Amount	Comment
Establishment of Shipment Release Message	[**]

This service is an automated notification of LOT metadata and serial numbers upon shipment of finished goods from Sharp. This alleviates delays in receiving SNs and aids the downstream transmission of SN data.

Establishment of Decommissioned Serial Number Reporting	[**]	This service provides notification of decommissioned serial numbers along with commissioned serial number reporting, for each of reconciliation.
Establishment of Real Time Aggregation Timestamp	[**]	This service arranges parent container commissioning time as distinct from aggregation time of children items to the parent container. Facilitates absorption of data into certain ERP/EPCIS system.

If this project were awarded to Sharp, Sharp would require a Purchase Order (PO) for the Non-Product items to commence activities.  If the project is cancelled after award and activities already commenced, any remaining balance for work activities will be invoiced.

For Non-Product items and Serialization Fees, Sharp requires [**]% down and [**]% after completion of each Non-Product task / service.

PRICE INCLUDES

Labor, Sharp supplied components, pallet handling, line clearance including cleaning and batch change avers.

PRICE EXCLUDES

Bulk product, retain sample storage, analytical testing costs, and transportation.

SUPPLIED BY CUSTOMER

Safety Data Sheet, Melamine and TSE/BSE statement on the bulk product.

Bulk products to Packaging Site, accompanied with Certificate of Analysis and shipment list stating exact amount of bulk per container.

CLAUSE

Sharp Packaging Solutions reserves the right to adapt the pricing per unit, should the batch size change from the batch size as it will be agreed upon.  Should the actual unit volume differ significantly from the agreed forecast, a price adaptation needs to be agreed.  Details are to be discussed and agreed between both parties.

Sharp Packaging Solutions will evaluate pricing on an annual basis and reserves the right to adapt the pricing per unit, due to inflation correction based on CPI -U.

FINISHED PRODUCT DELIVERY TERMS

EX-WORKS Sharp Facility

PAYMENT TERMS

Net [**]

LEAD TIMES

Tooling [**] in advance of production (to be confirmed at project kick off)
Receipt of commercial purchase order [**] in advance

VERSION CONTROL TRACKING

Version	Summary of Change	Issue Date	Account Executive
1	1st issue	1/12/18	Jan LaPorta

Our successful growth is due to servicing our customers with multiple products and clinical studies, and being part of their growth in providing effective patient healthcare.  We sincerely hope to be seriously considered for this opportunity, and for future partnership opportunities.

If any additional information is required, please do not hesitate to contact me.

With kind regards,

Janice LaPorta
Account Executive
Sharp Packaging Solutions

THE FOLLOWING TERMS AND CONDITIONS WILL NOT BE APPLICABLE IF A MASTER SERVICE AGREEMENT (MSA) IS IN PLACE.

SHARP SUPPLY TERMS AND CONDITIONS

THE FOLLOWING TERMS AND CONDITIONS APPLY TO THE SALE BY SHARP CORPORATION (“SELLER”) OF GOODS AND SERVICES TO BUYER. ANY ORDER PLACED BY BUYER IS SUBJECT TO WRITTEN ACCEPTANCE BY SELLER.  THESE TERMS AND CONDITIONS CONSTITUTE THE SOLE TERMS AND CONDITIONS OF ANY ORDER BETWEEN THE PARTIES AND BUYER’S AGREEMENT WILL BE CONCLUSIVELY ESTABLISHED (I) WHEN BUYER HAS RECEIVED THESE TERMS AND CONDITIONS FOR TEN (10) DAYS WITHOUT OBJECTION, OR (II) BY BUYER’S ACCEPTANCE OF, OR PAYMENT FOR, ALL OR ANY PART OF THE GOODS OR SERVICES.  SELLER’S ACCEPTANCE OF ANY ORDER IS EXPRESSLY MADE CONDITIONAL UPON BUYER’S ACCEPTANCE OF THE TERMS AND CONDITIONS CONTAINED HEREIN, AND SELLER OBJECTS TO ANY ADDITIONAL OR DIFFERENT TERMS AND CONDITIONS, INCLUDING, BUT NOT LIMITED TO THOSE CONTAINED IN BUYER’S PREPRINTED FORMS. SELLER WILL NOT BE DEEMED TO HAVE WAIVED THESE TERMS AND CONDITIONS OF SALE IF IT FAILS TO OBJECT TO PROVISIONS CONTAINED IN BUYER’S FORMS OR OTHERWISE.  BUYER’S SILENCE OR ITS ACCEPTANCE OF SELLER’S GOODS CONSTITUTES ITS ACCEPTANCE OF THESE TERMS AND CONDITIONS OF SALE AND SELLER HEREBY NOTIFIES CUSTOMER THAT THE TERMS AND CONDITIONS INCLUDED HEREIN ARE THE ONLY TERMS AND CONDITIONS UNDER WHICH SELLER AGREES TO BE BOUND.

1.                                      All packaging materials, packaging, labeling and/or supplying of the packaged products as provided for herein are subject to these terms and conditions (the “Agreement”) and Buyer agrees that all orders from Buyer to label and package Buyer’s products and supply Buyer with the packaged products are placed under this Agreement.

2.                                      Seller warrants that (a) Buyer’s products shall be stored, processed, packaged and labeled in accordance with the specifications agreed to by the parties in writing (the “Specifications”); (b) the packaged products furnished by Sharp to Buyer under this Agreement (i) shall be of the quality specified in, and shall confirm with, the Specifications for packaging, (ii) shall be stored and supplied in conformity with the Specifications and (iii) shall not contain any material provided by or on behalf of Sharp, which material has not been used or stored in accordance with the Specifications; (c) it will not introduce any materials not provided for in the Specifications that would cause the packaged products to be adulterated within the meaning of Section 501 of the FDCA; and (d) the packaged products shall not be misbranded within the meaning of the FDCA (except with respect to any misbranding resulting from the Specifications, for which Buyer shall bear responsibility).  Except as otherwise provided in this Agreement, any claim for breach of warranty that is not brought within one (1) year from the date of delivery shall be deemed to have been waived by Manufacturer. NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT TO THE CONTRARY, (A) THE WARRANTIES WITH RESPECT TO THE STORING, PROCESSING, PACKAGING, LABELING AND DELIVERY OF THE PRODUCTS AND THE PACKAGED PRODUCTS STATED IN THIS SECTION 2 ARE IN LIEU OF ALL OTHER WARRANTIES OF SHARP, ORAL OR WRITTEN, EXPRESSED OR IMPLIED, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FORA PARTICULAR PURPOSE, (B) IN NO EVENT SHALL SHARP HAVE ANY LIABILITY FOR ANY EXEMPLARY, PUNITIVE, INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON CONTRACT, TORT, STRICT LIABILITY OR ANY OTHER THEORY OR FORM OF ACTION IN CONNECTION WITH THE STORING, PROCESSING, PACKAGING, LABELING AND DELIVERY OF THE PRODUCTS OR THE PACKAGED

Nabriva 10 Count Blister Project
Project #30184R0

To	Nabriva Therapeutics

Attn:	Bob Urban
From:	Jan LaPorta

Subject:	Lefamulin 10 count Blisters
Quotation Ref.	Sharp Estimate Design Number- 30184R0

Date	1/17/18
Expiry date	90 Days from Sent Date

Site	Allentown, PA

Dear Bob,

Thank you for this opportunity to present our packaging proposal for your blistering needs. This quotation has been prepared to meet all of your requirements, with full cGMP compliance, supported by Sharp’s professional commitment to service.

PROJECT DESCRIPTION SUMMARY

Customer to supply filled pre-printed blisters and Sharp will place in carton with insert; place 24 cartons in shipper and palletize the product. Aggregate serialization from carton to pallet will also be provided.

PRICELIST

Pricing is based the unit of sale (carton). See section below identifying what components are included in the price and supplied by Sharp. A quotation for Design Work has been prepared and submitted for review/approval.

Product	Price Per Unit		Lot Size		Yearly Volume
Lefamulin 10 count Blister	$	[**] per unit	[**	]	[**	]
Lefamulin 10 count Blister	$	[**] per unit	[**	]	[**	]

PRICING ASSUMPTIONS:

In the case that bulk specifications, primary/secondary packaging specifications or supplier prices differ from the costs included in our calculations, these prices may require re-calculations for that specific SKU. In the event this occurs, a new pricelist will be provided for that SKU.

PACKAGING MATERIALS

Component	Specifications	Supplied By
Lefamulin 10 ct Pre -Printed Blisters	Lefamulin 600mg	Customer
Insert		Sharp
Carton		Sharp
Tertiary	Shipper, Shipper Label, Heat Treated Pallet, Shrink Wrap	Sharp

OBSOLESCENCE TERMS

Purchase of Sharp supplied components will be done with a minimum of [**] months volume based upon the rolling [**] months forecast. Destruction costs of remaining packaging materials and bulk products will be invoiced as soon as defined as obsolete items.

DETAILED PACKAGING PROCESS DESCRIPTION:

Load (1) blister and (1) insert into carton; check weigh and serialize carton; aggregate 24 cartons into shipper; serialize shipper and place on pallet.

Non Product Charges:

Item	$ Amount	Comment
Carton Die & Prep for Printing	$[**]
Literature Prep & Plates
Project Management	$[**] per month

Fee includes developing & maintaining project charter, project time line management, vendor(s) management, successful implementation of project, adhering to PMO governance, meeting management (Sharp, customer, vendor).

Packaging Design Services	See Separate Quote
Process Validation	$[**] Per executable document	Validation of batches billed for each executable document, based on discussions between Sharp and Customer’s QA teams.
Engineering Services
Weekend Overtime (If Needed)		$[**] per shift on Saturdays, $[**] per shift on Sundays
Bulk and Finished Goods Storage		Monthly charges to be applied for more than [**] before or after the packaging date.
Sample Reserve Program		[**]
Other QA Specific Fees (Retain Sample, Expedite Batch Record Review, etc.)

Serialization Implementation Fee (One Time)	$ Amount	Comment
Serialization Requirements Document (SRD) Approval	[**]	These charges apply only to the first item requiring serialization. A/I subsequent items will be charged a reduced fee and lumped together if
Serialization Master Data (SMD) Approval	[**]

Serialization Implementation Fee (One Time)	$ Amount	Comment
Successful Completion of Unit Testing or Execution of 10Q Addendum	[**]	similar process.
Process Validation (PV) Summary Report Approval	[**]
Total	[**]

Note: Upon receipt of executed SRD document and a complete scope of work, Sharp will commence planning of line availability and resources to support this activity.

Additional services in conjunction with serialized product(s). Applies to all products and sites serialized by Sharp.

Serialization Implementation Fee (One Time)	$ Amount	Comment
Establishment of Shipment Release Message	[**]

This service is an automated notification of LOT metadata and serial numbers upon shipment of finished goods from Sharp. This alleviates delays in receiving SNs and aids the downstream transmission of SN data.

Establishment of Decommissioned Serial Number Reporting	[**]	This service provides notification of decommissioned serial numbers along with commissioned serial number reporting, for ease of reconciliation.
Establishment of Real Time Aggregation Timestamp	[**]	This service arranges parent container commissioning time as distinct from aggregation time of children items to the parent container. Facilitates absorption of data into certain ERP/EPCIS system.

If this project were awarded to Sharp, Sharp would require a Purchase Order (PO) for the Non-Product items to commence activities. If the project is cancelled after award and activities already commenced, any remaining balance for work activities will be invoiced.

For Non-Product items and Serialization Fees, Sharp requires [**]% down and [**]% after completion of each Non-Product task / service.

PRICE INCLUDES

Labor, Sharp supplied components, pallet handling, line clearance including cleaning and batch change overs.

PRICE EXCLUDES

Bulk product, retain sample storage, analytical testing costs, and transportation.

SUPPLIED BY CUSTOMER

Safety Data Sheet, Melamine and TSE/BSE statement on the bulk product.

Bulk products to Packaging Site, accompanied with Certificate of Analysis and shipment list stating exact amount of bulk per container.

CLAUSE

Sharp Packaging Solutions reserves the right to adapt the pricing per unit, should the batch size change from the batch size as it will be agreed upon. Should the actual unit volume differ significantly from the agreed forecast, a price adaptation needs to be agreed. Details are to be discussed and agreed between both parties.

Sharp Packaging Solutions will evaluate pricing on an annual basis and reserves the right to adapt the pricing per unit, due to inflation correction based on CPI-U

FINISHED PRODUCT DELIVERY TERMS

EX-WORKS Sharp Facility

PAYMENT TERMS

Net [**]

LEAD TIMES

Tooling [**] in advance of production (to be confirmed at project kick off) Receipt of commercial purchase order [**] in advance

VERSION CONTROL TRACKING

Version	Summary of Change	Issue Date	Account Executive
1	1st issue	1/17/18	Jan LaPorta

Our successful growth is due to servicing our customers with multiple products and clinical studies, and being part of their growth in providing effective patient healthcare. We sincerely hope to be seriously considered for this opportunity, and for future partnership opportunities.

If any additional information is required, please do not hesitate to contact me.

With kind regards,

Janice La Porta
Account Executive
Sharp Packaging Solutions

[**]

Nabriva Vial Labelling
Project #30545R0

To:	Nabriva Therapeutics

Attn:	Bob Unger

From:	Janice LaPorta

Subject:	Lefamulin Vial Labeling
Quotation Ref.	Sharp Estimate #30545R0 - Change in carton size and amount of inserts

Date	1/12/18; Updated 6/28/18
Expiry date	90 Days from Sent Date

Site	Allentown, PA

Dear Bob,

Thank you again for the opportunity to quote your vial labelling project. This quotation has been prepared to meet all of your requirements, with full cGMP compliance, supported by Sharp’s professional commitment to service.

PROJECT DESCRIPTION SUMMARY

1.                                      Customer to supply bulk prefilled vials for specialty packaging

2.                                      Sharp Packaging Solutions to provide full service packaging & serialization

3.                                      Sharp Packaging Solutions to prepare finished packed goods ready for shipment

PRICELIST

Pricing is based on “unit of sale”, 6 vials per carton. See section below regarding what components are included in the price and supplied by Sharp.

Product	Price Per Unit		Lot Size		Yearly Volume
Lefamulin 15ml Vials in carton (6 ct)	$	[**] per unit	[**	]	[**	]
Lefamulin 15ml Vials in carton (6 ct)	$	[**] per unit	[**	]	[**	]
Lefamulin 15ml Vials in carton (6 ct)	$	[**] per unit	[**	]	[**	]

PRICING ASSUMPTIONS:

In case other bulk specifications, primary/secondary packaging specifications, or supplier prices, differ as opposed to the costs included in our calculations, prices will be re-calculated for that specific SKU. In this case, a new pricelist will be provided for that SKU.

PACKAGING MATERIALS

Component	Specifications	Supplied By
15ml Vial prefilled with product	10mg Lefamulin	Customer
Insert	TBD	Sharp
Vial Label	Quote Sharp Design Group	Sharp
Divided Carton	Quote Sharp Design Group (Updated Drawings SD1856R1 and SD1857R1	Sharp

Component	Specifications	Supplied By
attached)
Tertiary	Shipper, Shipper Label, Heat Treated Pallet, Shrink Wrap	Sharp

OBSOLESCENCE TERMS

Purchase of Sharp supplied components will be done with a minimum of [**] months volume based upon the rolling [**] months forecast. Destruction costs of remaining packaging materials and bulk products will be invoiced as soon as defined as obsolete items.

DETAILED PACKAGING PROCESS DESCRIPTION:

Unlabelled vials will be loaded on the production line; label will be applied; carton to be set up; dividers inserted, 6 vials, 1 insert into carton; check weigh; print lot/exp and serialize carton; aggregate 4 cartons per shipper; aggregate shipper to pallet.

Non-Product Charges:

Item	$ Amount	Comment
Machine Tooling	[**]	Feed Screw for Labeler
Carton Die	[**]
Divider Die	[**]
Carton Prep & Plates for Printing	TBD
Literature Prep & Plates	TBD
Label die / prep. plates	TBD
Lot Charge, if required	TBD
Project Management	$[**] per month

Fee includes developing & maintaining project charter, project time line management, vendor(s) management, successful implementation of project, adhering to PMO governance, meeting management (Sharp, customer, vendor).

Packaging Design Services	See Separate Quote
Process Validation	$[**] Per executable document	Validation of batches billed for each executable document, based on discussions between Sharp and Customer’s QA teams.
Engineering Services
Weekend Overtime (If Needed)		$[**] per shift on Saturdays, $[**] per shift on Sundays
Bulk and Finished Goods Storage		Monthly charges to be applied for more than [**] before or after the packaging date.
Sample Reserve Program		[**]
Other QA Specific Fees (Retain Sample, Expedite Batch Record Review, etc.)

Serialization Implementation Fee (One Time)	$Amount	Comment
Serialization Requirements Document (SRD) Approval	[**]	This total fee is for the first SKU set up; additional SKU’s are as follows: - Same package format/PACS Line $[**] - Same package format/New PACS Line $[**] - New package format/New PACS Line $[**]
Serialization Master Data (SMD) Approval	[**]
Successful Completion of Unit Testing or Execution of 10Q Addendum	[**]
Total	[**]

Note:  Upon receipt of executed SRD document and a complete scope of work, Sharp will commence planning of line availability and resources to support this activity.

Additional services in conjunction with serialized product(s). Applies to all products and sites serialized by Sharp.

Serialization Implementation Fee (One Time)	$ Amount	Comment
Establishment of Shipment Release Message	[**]

This service is an automated notification of LOT metadata and serial numbers upon shipment of finished goods from Sharp. This alleviates delays in receiving SNs and aids the downstream transmission of SN data.

Establishment of Decommissioned Serial Number Reporting	[**]	This service provides notification of decommissioned serial numbers along with commissioned serial number reporting, for ease of reconciliation.
Establishment of Real Time Aggregation Timestamp	[**]	This service arranges parent container commissioning time as distinct from aggregation time of children items to the parent container. Facilitates absorption of data into certain ERP/EPCIS system.

If project were awarded to Sharp, Sharp would require a Purchase Order (PO) for the Non-Product items to commence activities. If the project is cancelled after the project was awarded and activities already commenced, any remaining balance for work activities will be invoiced.

For Non-Product items and Serialization Fees, Sharp requires [**]% down and [**]% after completion of each Non-Product task / service.

PRICE INCLUDES

Labor, Sharp supplied components, pallet handling, line clearance including cleaning and batch change overs.

PRICE EXCLUDES

Bulk product, retain sample storage, analytical testing costs, and transport at ion.

SUPPLIED BY CUSTOMER

Safety Data Sheet, Melamine and TSE/BSE statement on the bulk product.

Bulk products to Packaging Site, accompanied with Certificate of Analysis and shipment list stating exact amount of bulk per container.

CLAUSE

Sharp Packaging Solutions reserves the right to adapt the pricing per unit, should the batch size change from the batch size as it will be agreed upon. Should the actual unit volume differ significantly from the agreed forecast, a price adaptation needs to be agreed. Details are to be discussed and agreed between both parties.

Sharp Packaging Solutions will evaluate pricing on an annual basis and reserves the right to adapt the pricing per unit, due to inflation correction based on CPI-U.

FINISHED PRODUCT DELIVERY TERMS

EX-WORKS Sharp Facility

PAYMENT TERMS

Net [**]

LEAD TIMES

Tooling [**] in advance of production (to be confirmed at project kick off) Receipt of commercial purchase order [**] in advance

VERSION CONTROL TRACKING

Version	Summary of Change	Issue Date	Account Executive
1	1st issue	6/28/18	Jan LaPorta

Our successful growth is due to servicing our customers with multiple products and clinical studies, and being part of their growth in providing effective patient healthcare. We sincerely hope to be seriously considered by you for this opportunity, and for future partnership opportunities.

If any additional information is required, please do not hesitate to contact us.

With kind regards,

Janice LaPorta
Account Executive
Sharp Packaging Solutions

Nabriva Citrate IV Solution
Project #30140R0-Revision 2

To:	Nabriva Therapeutics

Attn:	Bob Unger

From:	Account Executive

Subject:	Project Description
Quotation Ref.	Sharp Estimate Design Number- Revision 2: 30140R1 8/6/18

Date	1/12/18; Updated 8/6/18
Expiry date	90 Days from Sent Date

Site	Allentown, PA

Dear Bob,

Thank you again for the opportunity to quote your IV Bag labelling and cartoning. This quotation has been updated to reflect the following:

•                  IV Bag labelling not required

•                  (1) Package Insert to be placed in Carton

•                  Lot size revised from [**] to [**] cartons

PROJECT DESCRIPTION SUMMARY

1.              Customer to supply unlabelled IV Bags for specialty packaging

2.              Sharp Packaging Solutions to provide full service packaging

3.              Sharp Packaging Solutions to prepare finished packed goods ready for shipment

PRICELIST

Pricing is based on “unit of sale”, 6 IV bags per carton. See section below regarding what components are included in the price and supplied by Sharp.

Product	Price Per Unit		Lot Size		Yearly Volume
Citrate IV Solution 250ml (6 ct)	$	[**] per unit	[**	]	[**	]
Citrate IV Solution 250ml (6 ct)	$	[**] per unit	[**	]	[**	]
Citrate IV Solution 250ml (6 ct)	$	[**] per unit	[**	]	[**	]

PRICING ASSUMPTIONS:

In case other bulk specifications, primary/secondary packaging specifications, or supplier prices, differ as opposed to the costs included in our calculations, prices will be re-calculated for that specific SKU. In this case, a new pricelist will be provided for that SKU.

PACKAGING MATERIALS

Component	Specifications	Supplied By
IV Bag	250ml Diluent IV Bag	Customer
Secondary Bag Label	Quote Sharp Design Group	Sharp
Package Insert	TBD	Sharp

Component	Specifications	Supplied By
Carton for Six IV Bags	Quote Sharp Design Group (Drawing Attached)	Sharp
Tertiary	Shipper, Shipper Label, Heat Treated Pallet, Shrink Wrap	Sharp

OBSOLESCENCE TERMS

Purchase of Sharp supplied components will be done with a minimum of [**] months volume based upon the rolling [**] months forecast. Destruction costs of remaining packaging materials and bulk products will be invoiced as soon as defined as obsolete items.

DETAILED PACKAGING PROCESS DESCRIPTION:

Load unlabelled secondary IV bag to line; Set Up carton; Place six labelled bags and one inserts into carton; check weigh; print lot/exp and 20 barcode on carton; load four cartons in shipper; label shipper; Palletize.

Non-Product Charges:

Item	$ Amount	Comment
Carton Die, Prep & Plates	$[**]
PI Prep & Plates	$[**]
Project Management	$[**] per month

Fee includes developing & maintaining project charter, project time line management, vendor(s) management, successful implementation of project, adhering to PMO governance, meeting management (Sharp, customer, vendor).

Packaging Design Services	See Separate Quote
Process Validation	$[**] Per executable document	Validation of batches billed for each executable document, based on discussions between Sharp and Customer’s QA teams.
Engineering Services
Weekend Overtime (If Needed)		$[**] per shift on Saturdays, $[**] per shift on Sundays
Bulk and Finished Goods Storage		Monthly charges to be applied for more than [**] before or after the packaging date.
Sample Reserve Program		[**]
Other QA Specific Fees (Retain Sample, Expedite Batch Record Review, etc.)

Serialization Implementation Fee (One Time)	$ Amount	Comment
Serialization Requirements Document (SRD) Approval	[**]	These charges apply only to the first item requiring serialization. Ali subsequent items will be charged a reduced fee and lumped together if similar process.
Serialization Master Data (SMO) Approval	[**]
Successful Completion of Unit Testing or Execution of 10Q Addendum	[**]
Process Validation (PV) Summary Report Approval	[**]
Total	[**]

Note: Upon receipt of executed SRD document and a complete scope of work, Sharp will commence planning of line availability and resources to support this activity.

Additional services in conjunction with serialized product(s). Applies to all products and sites serialized by Sharp.

Serialization Implementation Fee (One Time)	$ Amount	Comment
Establishment of Shipment Release Message	[**]

This service is an automated notification of LOT metadata and serial numbers upon shipment of finished goods from Sharp. This alleviates delays in receiving SNs and aids the downstream transmission of SN data.

Establishment of Decommissioned Serial Number Reporting	[**]	This service provides notification of decommissioned serial numbers along with commissioned serial number reporting, for ease of reconciliation.
Establishment of Real Time Aggregation Timestamp	[**]	This service arranges parent container commissioning time as distinct from aggregation time of children items to the parent container. Facilitates absorption of data into certain ERP/EPCIS system.

If project were awarded to Sharp, Sharp would require a Purchase Order (PO) for the Non-Product items to commence activities. If the project is cancelled after the project was awarded and activities already commenced, any remaining balance for work activities will be invoiced.

For Non-Product items and Serialization Fees, Sharp requires [**]% down and [**]% after completion of each Non-Product task / service.

PRICE INCLUDES

Labor, Sharp supplied components, pallet handling, line clearance including cleaning and batch change avers.

PRICE EXCLUDES

Bulk product, retain sample storage, analytical testing costs, and transportation.

SUPPLIED BY CUSTOMER

Safety Data Sheet, Melamine and TSE/BSE statement on the bulk product.

Bulk products to Packaging Site, accompanied with Certificate of Analysis and shipment list stating exact amount of bulk per container.

CLAUSE

Sharp Packaging Solutions reserves the right to adapt the pricing per unit, should the batch size change from the batch size as it will be agreed upon. Should the actual unit volume differ significantly from the agreed forecast, a price adaptation needs to be agreed. Details are to be discussed and agreed between both parties.

Sharp Packaging Solutions will evaluate pricing on an annual basis and reserves the right to adapt the pricing per unit, due to inflation correction based on CPI-U.

FINISHED PRODUCT DELIVERY TERMS

EX-WORKS Sharp Facility

PAYMENT TERMS

Net [**]

LEAD TIMES

Tooling [**] in advance of production (to be confirmed at project kick off)
Receipt of commercial purchase order [**] in advance

VERSION CONTROL TRACKING

Version	Summary of Change	Issue Date	Account Executive
1	1st issue	1/12/18	J. LaPorta
2	Lot Size to [**] cartons, no labelling & (1) PI added to the Carton	8/6/18	J. LaPorta

Our successful growth is due to servicing our customers with multiple products and clinical studies, and being part of their growth in providing effective patient healthcare. We sincerely hope to be seriously considered by you for this opportunity, and for future partnership opportunities.

If any additional information is required, please do not hesitate to contact us.

With kind regards,

Janice LaPorta
Account Executive
Sharp Packaging Solutions

[**]

Nabriva Same Development - Version 3

To	Nabriva

Attn:	Bob Urban

From:	Jan LaPorta

Subject:	Nabriva Sample Development - Version 3

Quotation Ref.

Date	1/11/18; 7/12/18; Updated 7/13/2018

Expiry date	90 Days from Sent Date

Site	Sharp Global Design Center

Dear Bob,

In response to your request, it is our pleasure to send you our packaging design and development proposal. Changes to this proposal are noted in the Version Tracking located on page 3.

This quotation has been prepared to meet all of your requirements, supported by Sharp’s professional commitment to service.

PROJECT DESCRIPTION SUMMARY

Sharp will draw on the experience of our graphic, structural and packaging design services expertise to translate your conceptual needs into a practical design presented via samples that will meet pharmaceutical industry standards and be appropriate for commercial packaging.

Sharp Design Services will deliver the fallowing services:

•                  Mechanical artwork applied to structures of label, carton and multi-carton; PDF

•                  [**] Samples of each component as outlined below.

•                  Material Specifications: label, cartons

•                  Structural Drawings

•                  Serialization placement (for 2D barcode)

•                  Recommended Pallet Configurations and Shipper Label dimensions

Outlined Deliverables:

Oral Tablets: 30-count bottle

•                  Bottle label artwork - color, actual size, serialization placement, printed on vinyl adhesive - [**] samples

•                  Shipper to hold 12 bottles - [**] samples

Oral Tablets: 2-count blister for free samples

•                  Blister back artwork - black and white, actual size, printed on vinyl adhesive -[**] samples

•                  Blister carton - [**] samples, color printed, actual size

•                  Shipper to hold 24 blister cartons - [**] samples

Oral Tablets: 10-count blister for sale

•                  Blister back artwork - black and white, actual size, printed on vinyl adhesive -[**] samples

•                  Blister carton - [**] samples, color printed, actual size, serialization placement

•                  Shipper to hold 24 blister cartons - [**] samples

IV Vials: 6 single-dose vials (15 mi)

•                  Vial label artwork- color, actual size, printed on vinyl adhesive - [**] samples

•                  Carton for 6 vials - [**] samples, color printed, actual size, serialization placement

•                  Shipper to hold 4 cartons - [**] samples

IV Diluent Bags: 6 single-use bags (250 mi)

•                  Bag artwork - black and white, actual size, printed on vinyl adhesive -[**] samples

•                  Carton for 6 bags - [**] samples, color printed, actual size, serialization placement

•                  Shipper to hold 4 cartons - [**] samples

Deliverable Date: Prototype samples delivered [**] after receipt of final artwork approvals and customer PO.

PRICE
$[**]

PRICE INCLUDES

•                  Design services for artwork formatting to customer product specifications

•                  Up to [**] rounds of artwork revisions for each component.

•                  Printing set-up, inks, operations & materials

•                  Digital UV printing, CAD cut, hand assembled & gluing

•                  Expedited service

•                  Shipping and Handling

PAYMENT TERMS

Net [**].

If project is awarded to Sharp, Sharp would need a Purchase Order (PO) to commence activities. If the project is cancelled after the project was awarded and activities already commenced, any remaining balance for work activities will be invoiced.

VERSION TRACKING

Version	Summary of Change	Issue Date
1	1st issue	1/9/2017
2	Removed sample and artwork development of 2 -count blister. Adjusted price accordingly.	7/12/2018
3	Added back 2-count Blister design and deliverable timeline	7/13/2018

Our successful growth is due to servicing our customers with multiple products and clinical studies, and being part of their growth in providing effective patient healthcare. We sincerely hope to be seriously considered by you for this opportunity, and for future partnership opportunities.

If any additional information is required, please don’ t hesitate to contact us.

With Kind Regards,

Janice LaPorta
Account Executive

7541 Keebler Way
Allentown, PA 18106

Nabriva Non-Product Quote Clarification
Lefamulin Project #30136R1, #30138R0, #30140R0 & #30184R0 — Revision 2

To:	Mr. Bob Unger, Nabriva Therapeutics
From:	Janice LaPorta
Subject:	Lefamulin Bottles, Blisters, Vials and IV Bags
Quotation Ref:	#30136R1, #30138R0, #30140R0 and #30184R0 — Version 2
Date	1/30/2018; Updated 7/12/18

Dear Bob,

Thank you again for your time yesterday. Below please find an updated spreadsheet which includes all non-product costs and timing associated with the launch of Lefamulin.

Changes made:

•                  Updated the Bottle Tooling to include label & insert die - $[**]

•                  Updated the Blister Tooling to include insert die - $[**]

•                  Updated the Vial Kitting Tooling to include label & insert die - $[**]

•                  Updated the IV Bag Tooling to include a label & insert die - $[**]

•                  Increased timing for Project Management from [**] to [**].

•                  Increased Validation per sku to [**] executable documents

Non-Product Costs	Amount		Qty		Total		Est. Timing*
[**]
[**]	[**	]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]	[**	]
[**]
[**]	[**	]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]	[**	]
[**]
[**]	[**	]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]	[**	]
[**]
[**]
[**]	[**	]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]	[**	]

Non-Product Costs	Amount		Qty		Total		Est. Timing*
[**]	[**	]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]	[**	]
[**]	[**	]	[**	]	[**	]	[**	]

GRAND TOTAL					$ [**	]

The additional tooling costs were noted as TBD in the first proposal.

If Nabriva awards this project to Sharp, Sharp would require a Purchase Order for the full cost of the initial serialization work ($[**]) and the first monthly charge for Project Management ($[**]). Once these PO’s have been received, activities on our end will begin.  The balance will be due upon completion of the Non-Product task/service. If the project is cancelled after award and activities already commenced, any remaining balance for work activities will be invoiced.

QUOTE EXPIRY

90 Days from Sent Date

PRODUCTION LOCATION

Allentown, PA

PAYMENT TERMS

Net [**]

LEAD TIMES

Tooling [**] in advance of production (will be confirmed at project kick off)
Receipt of commercial purchase order [**] in advance

VERSION CONTROL TRACKING

Version	Summary of Change	Issue Date	Account Executive
1	1st issue	1/30/18	J. LaPorta
2	Updated pricing and timing; Insert spreadsheet	7/12/18	J. LaPorta

If any additional information is required, please do not hesitate to contact us.

With kind regards,

Janice LaPorta
Account Executive